SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              ---------------------

                                 August 20, 2003

                Date of Report (Date of earliest event reported)



                            U.S. Energy Systems, Inc.
             (Exact name of registrant as specified in its charter)




   Delaware                        0-10238                     52-1216347
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
Incorporation)

One North Lexington Avenue
Fourth Floor
White Plains, NY                                            10601
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (914) 993-6443

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Item 7. Financial Statements and Exhibits

       (c)      Exhibits

99.1 Press Release dated as of August 20, 2003, "U.S. Energy Systems Announces Second Quarter 2003 Results"


Item 12. Results of Operations and Financial Conditions

        On August 20, 2003, U.S. Energy Systems, Inc. issued a press release announcing, among other things, its second quarter earnings. A copy of the press release is attached as Exhibit 99.1.

        The information in this Current Report is being furnished under Item
12 - Results of Operations and Financial Condition and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         U.S. Energy Systems, Inc.



                                        By: /s/ Goran Mornhed
                                                -------------
                                                Goran Mornhed,
                                                President and
                                                Chief Executive Officer




Dated:   August 22, 2003